UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐      Preliminary Proxy Statement
☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐      Definitive Proxy Statement
☑      Definitive Additional Materials
☐      Soliciting Material under Rule 240.14a-12
INTUIT INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

INTUIT  INC.
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote is now available.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
INTUIT INC.
P.O. BOX 7850
MOUNTAIN VIEW, CA 94039
Stockholder Meeting to be held on 12/16/08

Proxy Materials Available
• •	Notice and Proxy Statement Annual Report on Form 10-K

PROXY MATERIALS — VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before 11/28/08.
HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com
HOW TO REQUEST A COPY OF MATERIALS

1)	BY INTERNET	- www.proxyvote.com
2)	BY TELEPHONE	- 1-800-579-1639
3)	BY E-MAIL*	- sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	12/16/08
Meeting Time:	8:30 A.M. PST
For holders as of:	10/21/08

Meeting Location:

Intuit’s Offices
2600 Casey Avenue
Mountain View, California 94043

Meeting Directions:

For Meeting Directions Please Call Intuit Investor’s Relations at: 650-944-3560

How To Vote

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items

The Board of Directors recommends that you vote FOR the election of all nominees for election to the Board of Directors and FOR proposals 2 and 3.

1.	ELECTION OF DIRECTORS

	Nominees:

	01)	Stephen M. Bennett	07)	Edward A. Kangas
	02)	Christopher W. Brody	08)	Suzanne Nora Johnson
	03)	William V. Campbell	09)	Dennis D. Powell
	04)	Scott D. Cook	10)	Stratton D. Sclavos
	05)	Diane B. Greene	11)	Brad D. Smith
	06)	Michael R. Hallman

2.	Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2009;

3.	Approve the amendment to our 2005 Equity Incentive Plan.